UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

In connection with commencing discussions with potential investors in the proposed SkyMiles financing discussed below, Delta Air Lines, Inc. (“Delta,” “we, “us” or our”) is making available an investor presentation, excerpts of which are attached to this report as Exhibit 99.1.

Item 8.01	Other Events.

Financial and Operational Outlook

Delta is providing an update to investors regarding its financial and operational outlook:

Capacity Reductions

As previously disclosed, beginning in the second half of March, Delta experienced a precipitous decrease in demand as COVID-19 spread throughout the world. Since that time, Delta significantly reduced its system capacity to a level that maintained essential services to align capacity with expected demand.

For the September 2020 quarter, system capacity is expected to be down approximately 60% compared to the September 2019 quarter, with international capacity to be reduced approximately 80% and domestic capacity to be reduced approximately 50%. As a result of reduced demand expectations and lower capacity in the September 2020 quarter and beyond, Delta has parked approximately 40% of its mainline fleet, including the permanent retirement of certain aircraft.

Effect of COVID-19 on SkyMiles

The impact of the pandemic on demand for air travel is also negatively affecting the performance of the SkyMiles loyalty program and its contribution to our financial results. Travel among SkyMiles members is consistent with Delta’s overall travel patterns, as total miles redeemed in the first six months of 2020 declined by 78%. As a result, loyalty travel award revenue for Delta declined 59%, in line with the 60% decline in passenger revenue Delta reported for the first half of 2020. However, over the same period, cash received from sales to American Express declined by less than 5% year over year to $1.9 billion, as SkyMiles members continue to use co-brand cards.

The CARES Act

As previously disclosed, in April 2020, Delta entered into an agreement with the U.S. Department of the Treasury to receive $5.4 billion in emergency relief through the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) payroll support program, which was paid in installments through July 2020.

The CARES Act also provides for up to $25 billion in secured loans to the airline industry. While Delta is eligible and entered into a non-binding letter of intent to the U.S. Department of the Treasury for $4.6 billion under the loan program, Delta has indicated it does not intend to participate in this program.

SkyMiles Financing

On September 14, 2020, Delta issued a press release announcing it is planning a private offering of senior secured notes in one or more tranches (the “Notes”) by Delta and SkyMiles IP Ltd., a newly formed exempted company incorporated with limited liability under the laws of the Cayman Islands and an indirect wholly-owned subsidiary of Delta (“SMIP”), and to enter into a new senior secured term loan facility (the “New Credit Facility”) concurrently with the closing of the offering of the Notes. The aggregate principal amount of the Notes and the New Credit Facility is expected to be $6.5 billion. The Notes and the New Credit Facility will be guaranteed by certain of Delta’s subsidiaries. The offering of the Notes is not contingent upon the closing of the New Credit Facility. The Notes and New Credit Facility will be secured on a pari passu senior basis by a first-priority security interest in Delta’s SkyMiles program, including Delta’s rights under certain related agreements, intellectual property, and other collateral related to the SkyMiles program. The press release is attached as Exhibit 99.2 to this Form 8-K.

Certain of the statements above are forward-looking statements subject to the various risks and uncertainties described in our reports filed with the U.S. Securities and Exchange Commission. See “—Forward-Looking Statements” below.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Excerpts from SkyMiles Investor Presentation

Exhibit 99.2	Press Release dated September 14, 2020 titled “Delta Air Lines Announces Proposed Senior Secured Notes Offering and Term Loan Facility by Delta and SkyMiles Subsidiary”

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Forward-Looking Statements

Statements in this Form 8-K or any exhibit hereto that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements. There can be no assurance that the proposed offering of the Notes or entry into the New Credit Facility will be completed as currently contemplated or at all. Risks and uncertainties that could cause differences between actual results and forward-looking statements include, but are not limited to, the material adverse effect that the COVID-19 pandemic is having on our business; the impact of incurring significant debt in response to the pandemic; the possible effects of accidents involving our aircraft; breaches or security lapses in our information technology systems; disruptions in our information technology infrastructure; our dependence on technology in our operations; the performance of our significant investments in and commercial relationships with, airlines in other parts of the world; failure to comply with the financial and other covenants in our financing agreements; labor issues; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in services provided by third parties; the cost of aircraft fuel; the availability of aircraft fuel; failure or inability of insurance to cover a significant liability at Monroe’s Trainer refinery; the impact of environmental regulation on the Trainer refinery, including costs related to renewable fuel standard regulations; our ability to retain senior management and key employees; damage to our reputation and brand if we are exposed to significant adverse publicity; the effects of terrorist attacks or geopolitical conflict; competitive conditions in the airline industry; interruptions or disruptions in service at major airports at which we operate; the effects of extensive government regulation on our business; the impact of environmental regulation on our business; the sensitivity of the airline industry to prolonged periods of stagnant or weak economic conditions; and uncertainty in economic conditions and regulatory environment in the United Kingdom related to the exit of the United Kingdom from the European Union.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our

Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of September 14, 2020, and which we have no current intention to update except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	By:	/s/ Paul A. Jacobson
Paul A. Jacobson
Date: September 14, 2020		Executive Vice President & Chief Financial Officer